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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   October 27, 1999
                                                  ------------------
                                  CYGNUS, INC.
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           (Exact name of registrant as specified in its charter)



     DELAWARE                      0-18962                  94-2978092
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                    94063-4719
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (650) 369-4300
                                                    --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.

                On October 27, 1999, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that the United States Food and Drug Administration (FDA) has scheduled December 6, 1999 as the date for an advisory committee review of Cygnus' premarket approval application (PMA) for their GlucoWatch (Registered Trademark) monitor, an investigational device intended to provide frequent, automatic and non-invasive monitoring of glucose levels for adults with diabetes.


Item 7. Financial Statements and Exhibits.

    (c)  Exhibits.

    Exhibit Number
    ---------------
        99.1 Press Release by Cygnus, Inc. dated October 27, 1999 referred to in Item 5 above.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CYGNUS, INC.



DATE:  October 27, 1999            By: /s/ Barbara G. McClung
                              -----------------------------------
                              Name:  Barbara G. McClung
                              Title: Senior Vice President
                                     and General Counsel

                                   EXHIBIT INDEX

EXHIBIT
NUMBER              DOCUMENT DESCRIPTION
-------             --------------------

   99.1 Press Release by Cygnus, Inc. dated October 27, 1999. Refer to Item 5 above.